First Alliance Mortgage Loan Trust 1997-1
             Mortgage Loan Asset Backed Certificates, Series 1997-1

             [$73,000,000] Class A Certificates

             -----------------------------------------------------------------

             [$24,500,000] Class A-1 Fixed Rate Group Certificates - [.]% [$48,500,000] Class A-2 Floating Rate Group Certificates -
               1M LIBOR + [ ] bps.

The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the First Alliance Mortgage Loan Trust 1997-1 transaction, and not by or as agent for First Alliance Mortgage Company (the "Sponsor") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided to it by the Sponsor. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

             First Alliance Mortgage Loan Trust 1997-1
             Mortgage Loan Asset Backed Certificates, Series 1997-1

-------------------------------------------------------------------------------

Title of Securities:   First Alliance Mortgage Loan Trust 1997-1,
                       Class A-1 Fixed Rate Group Certificates and
                       Class A-2 Variable Rate Group Certificates
                       (collectively, the "Certificates").

Certificate
Description:           Class A-1                  Class A-2
                       ---------                  ---------
Collateral:            Fixed Rate Home Equity     Variable Rate Home Equity
                       Mortgage Loans             Mortgage Loans

Prepayment
Assumption:            [23% HEP]                  [25% HEP]


Approximate Size:      [$24,500,000]              [$48,500,000]

Average Life
to Call:               [3.471]                    [3.373]

Average Life
to maturity:           [3.773]                    [3.625]

Coupon:                [%]                        The lesser of:
                                                  1) One Month LIBOR + []bps
                                                  2) The Available Funds Cap

Coupon Step-up:        After the Clean-Up Call,   After the Clean-up Call,
                       the Coupon will            the lesser of:
                       be increased by            1) One Month LIBOR + 2x []bps
                       50 bps.                    2) The Available Funds Cap

Yield to Call:         [.%]                       Variable

Collateral
Adjustment Frequency:  N/A                        Every 6 months (Both Interest
                                                  Rate & Payment)

Payment Delay:         [19]                       NONE

Interest
Accrual Basis:         30/360                     Actual/360

Dated Date:            [3/1/97]                   []

Expected Maturity
without Call:          [1/20/16]                  [3/20/15]

Expected Maturity
with 10% Call:         [8/20/05]                  [8/20/05]

Stated Maturity:       [3/20/27]                  [3/20/27]

Pricing Date:          [March  , 1997]            [March  , 1997]

Settlement Date:       [March 27, 1997]           [March 27, 1997]




                       THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

             First Alliance Mortgage Loan Trust 1997-1
             Mortgage Loan Asset Backed Certificates, Series 1997-1

-------------------------------------------------------------------------------

Company and
Servicer:              First Alliance Mortgage Company, a California
                       corporation.

Servicing Fee:         50 basis points per annum.

Trustee:               The Chase Manhattan Bank

Aggregate
Group Balance:         Fixed Rate Group            $[24,500,000]
                       Variable Rate Group         $[48,500,000]

Payment Date:          The 20th day of each month or, if such day is not a
                       business day, the next succeeding business day, beginning on April 20, 1997.

Record Date:           Class A-1 & Class A-2 - The last day of the calendar
                       month immediately preceeding the related Payment Date.

Interest
Accrual Period:        The interest accrual period for the Class A-1
                       Certificates is the calendar month prior to the month in which a distribution occurs.

                       Interest will accrue on the Class A-2 Certificates from Payment Date to Payment Date. For the first Payment Date, interest will accrue from the Closing Date to the first Payment Date.

Form of Certificates:  Book-entry only through the same-day funds facilities of
                       DTC, Euroclear and CEDEL.

Denominations:         Minimum denominations of $1,000 and integral multiples
                       thereof.

Prepayment
Assumption:            For the Class A-1 Fixed-Rate Group Certificates, [23]%
                       HEP ([2.3]% CPR in month 1 with monthly incremental increases of [2.3]% CPR until the speed reaches [23]% CPR in month 10 based on loan seasoning.)

                       For the Class A-2 Variable-Rate Group Certificates, [25]% HEP.

10%  Clean-up  Call:   The Servicer has the option to excercise a call when the
                       aggregate mortgage loan balance equals 10% or less of the original aggregate collateral balance and the original aggregate amount of the prefunding accounts. The call will be excercised at par plus accrued interest.

Coupon Step-Up:        If the Servicer does not exercise the Cleanup Call, the
                       coupon on the Class A-1 Certificates shall be raised to [.]% + 0.50%.

                       If the Servicer does not exercise the Cleanup Call, the coupon on the Class A-2 Certificates shall be raised to 1M LIBOR + 2x []bps, subject to the Monthly Available Funds Cap.

Available Funds Cap:   The Available Funds Cap is the weighted average of the
                       Mortgage Rates on the Mortgage Loans in the Variable Rate
                       Group, less the sum of (a) the Variable- Rate Group
                       Servicing Fee (50 bps), (b) beginning on the Second
                       Payment Date from the Closing Date, the premiums due to the Certificate Insurer with respect to the Certificate
                       Insurance Policy relating to the Class A-2 Certificates,
                       (c) the fees due to the Trustee relating to the Class A-2
                       Certificates, and (d) beginning on the [seventh] Payment
                       Date from the Closing Date, [0.50%], expressed as a percentage of the Mortgage loans in the Variable Rate
                       Group, calculated as of the first day of the related
                       Remittance Period.

Interest
Carry Forward:         The Class A-2 Certificates will have an interest carry
                       forward feature. The excess of the interest accrued on the Class A-2 Certificates over the amount of interest actually distributed will be paid on future Remittance
                       Dates to the extent of Class A-2 Available funds prior to distributing any Excess Spread to the holder of the Class
                       R Certificate. The Interest Carryover Amount will accrue interest at the Class A-2 Certificate Rate. No interest
                       Carryover will be paid once its principal balance has been reduced to zero. The Interest Carryover Amount is not guaranteed by MBIA.


                  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                  THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

             First Alliance Mortgage Loan Trust 1997-1
             Mortgage Loan Asset Backed Certificates, Series 1997-1

-------------------------------------------------------------------------------

Pre-Funding Account:   On the Closing Date, approximately [$ million] will be
                       deposited in a pre-funding account for the purchase of additional floating-rate mortgage loans and [$ million] will be deposited in a pre-funding account for the purchase of additional fixed-rate mortgage loans. From the Closing Date until [April 20,1997] the Trust intends to purchase mortgage loans up to the entire pre-funding amounts. The additional mortgage loans, purchased with funds deposited in the prefunding account, will be subject to certain individual and aggregate group characteristics that will be more fully described in the Prospectus Supplement.

                       Funds remaining in the fixed-rate pre-funding account will be distributed to the Class A-1 Certificateholders as a prepayment on the April 1997 Payment Date.

                       Funds remaining in the floating-rate pre-funding account will be distributed to the Class A-2 Certificateholders as a prepayment on the April 1997 Payment Date.

Credit Enhancement:    A combination of:
                         - Overcollateralization.
                         - Cross-collateralization of excess spread
                         - 100% wrap from MBIA  guarantee of timely  interest
                           and ultimate principal.

Certificate Ratings:   The Certificates will be rated AAA by Standard & Poor's
                       and Aaa by Moody's Investor Service.

Certificate Insurer:   MBIA Insurance Corporation ("MBIA").
                       MBIA's claims-paying ability is rated AAA/Aaa by Standard and Poor's and Moody's.

Certificate
Insurance:             Timely payments of interest and the ultimate payment of
                       principal on the Certificates will be 100% guaranteed by MBIA.

ERISA
Considerations:        The Certificates will not be ERISA eligible during the
                       Prefunding Period. At the end of the Prefunding Period, the Certificates may be ERISA eligible. Investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such certificates.

SMMEA: The Certificates will NOT constitute "mortgage related securities" for purposes of SMMEA.

Taxation:              REMIC.

Prospectus:            The Certificates are being offered pursuant to a
                       Prospectus which includes a Prospectus Supplement
                       (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

Further Information:   For further information, call the desk at (212) 778-2741,
                       Paul Richardson at (212) 778-1507, Sean Arnold at (212)
                       778-4921 or John Mawe at (212) 778-1166.

                  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                  THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Class         A1     CUR                          Accr  0.51603 1st Pmt 04/20/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (8.920/9.420)        LIBOR-1M              5.43750
WAM    (Orig)         (28.614)                    Mat N/A        Settle 03/27/97
CenterPrice   100-00  Inc   0.5               Table Yield        Roll@


                           *** PRICED TO 10% CALL ***

            FIX HEP% 19.00     21.00     23.00     25.00
   Price    ARM HEP% 21.00     23.00     25.00     27.00
   -----             -----     -----     -----     -----
   99-28+            7.170     7.163     7.157     7.150
   99-29             7.165     7.158     7.151     7.144
   99-29+            7.160     7.153     7.146     7.138
   99-30             7.155     7.148     7.140     7.132
   99-30+            7.151     7.143     7.135     7.126
   99-31             7.146     7.137     7.129     7.121
   99-31+            7.141     7.132     7.123     7.115
  100-00             7.136     7.127     7.118     7.109
  100-00+            7.131     7.122     7.112     7.103
  100-01             7.127     7.117     7.107     7.097
  100-01+            7.122     7.112     7.101     7.091
  100-02             7.117     7.106     7.096     7.085
  100-02+            7.112     7.101     7.090     7.079
  100-03             7.107     7.096     7.085     7.073
  100-03+            7.103     7.091     7.079     7.067

Avg. Life            4.160     3.785     3.471     3.202
1st  Pmt.            0.064     0.064     0.064     0.064
Last Pmt.         04/20/07  05/20/06  08/20/05  12/20/04



Class         A2     FLT CUR LIBOR-1M+TBA> Accr  0.00000 1st Pmt 04/20/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (8.920/9.420)        LIBOR-1M              5.43750
WAM    (Orig)         (28.614)                    Mat N/A        Settle 03/27/97
CenterPrice   100-00  Inc   0.5               Table DMrg Act/360 Roll@

                           *** PRICED TO 10% CALL ***

            FIX HEP% 19.00     21.00     23.00     25.00
   Price    ARM HEP% 21.00     23.00     25.00     27.00
   -----             -----     -----     -----     -----
   99-28+           23.206    23.451    23.696    23.942
   99-29            22.747    22.958    23.167    23.379
   99-29+           22.289    22.465    22.639    22.815
   99-30            21.831    21.971    22.111    22.252
   99-30+           21.373    21.478    21.583    21.689
   99-31            20.915    20.985    21.055    21.126
   99-31+           20.458    20.493    20.528    20.563
  100-00            20.000    20.000    20.000    20.000
  100-00+           19.543    19.507    19.473    19.437
  100-01            19.085    19.015    18.945    18.875
  100-01+           18.628    18.523    18.418    18.313
  100-02            18.171    18.031    17.891    17.750
  100-02+           17.714    17.539    17.364    17.188
  100-03            17.257    17.047    16.838    16.626
  100-03+           16.800    16.555    16.311    16.065

Avg. Life            3.997     3.658     3.373     3.127
1st  Pmt.            0.064     0.064     0.064     0.064
Last Pmt.         04/20/07  05/20/06  08/20/05  12/20/04



                  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                  THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

  AVAILABLE FUNDS CAP

   DATE        COUPON
  --------     ------
  05/20/97     8.3165           A2 Coupon:  LIBOR + TBA,
  06/20/97     8.3165                       (2*TBA after collateral below 10%)
  07/20/97     8.3203
  08/20/97     8.3499               Cap:    Net WAC - fees - 50bps cushion
  09/20/97     8.5398                       (starting month7)
  10/20/97     8.4434
  11/20/97     8.7971
  12/20/97     8.8211
  01/20/98     8.8248
  02/20/98     8.8540
  03/20/98     9.0432
  04/20/98     9.4455
  05/20/98     9.8017
  06/20/98     9.8262
  07/20/98     9.8299
  08/20/98     9.8592
  09/20/98    10.0485
  10/20/98    10.4508
  11/20/98    10.8069
  12/20/98    10.8313
  01/20/99    10.8318
  02/20/99    10.8469
  03/20/99    10.9344
  04/20/99    11.1078
  05/20/99    11.2687
  06/20/99    11.2811
  07/20/99    11.2811



                  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                  THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

-------------------------------------------------------------------------------
     -  FAMT71
     -  Cut Off Date of Tape is  2/28/97
     -  FIX
     -      $18,563,694.90
     -  Mortgage Summary Report
-------------------------------------------------------------------------------

Number of Mortgage Loans:                                     238

Aggregate Unpaid Principal Balance:                $18,563,694.90
Aggregate Original Principal Balance:              $18,593,867.00

Weighted Average Net Coupon:                               9.777%
Net Coupon Range:                               8.250% -  16.250%

Weighted Average Gross Coupon:                            10.277%
Gross Coupon Range:                             8.750% -  16.750%
--------------------------------------------------------------------------------
Average Unpaid Principal Balance:                      $77,998.72
Average Original Principal Balance:                    $78,125.49

Maximum Unpaid Principal Balance:                     $332,617.00
Minimum Unpaid Principal Balance:                      $15,093.00

Maximum Original Principal Balance:                   $332,617.00
Minimum Original Principal Balance:                    $15,093.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         333.628
Stated Rem Term Range:                          97.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        333.125
Amortized Rem Term Range:                       57.690 -  360.848

Weighted Average Age (First Pay thru Paid Thru Date):       0.526
Age Range:                                       0.000 -   83.000

Weighted Average Original Term:                           334.154
Original Term Range:                           120.000 -  360.000

Weighted Average Original LTV:                             57.213
Original LTV Range:                             5.390% -  79.990%

Weighted Average Combined LTV:                             57.417
Combined LTV Range:                             9.450% -  79.990%

--------------------------------------------------------------------------------



                  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                  THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                                Percentage of
                                          Aggregate             Cut-Off Date
     Combined           Number of          Unpaid                 Aggregate
   Loan-To-Value        Mortgage          Principal               Principal
       Ratio              Loans            Balance                 Balance

75.01 to  80.00               5             607,224.63               3.27
70.01 to  75.00              20           2,269,218.81              12.22
65.01 to  70.00              28           2,896,800.23              15.60
60.01 to  65.00              34           3,849,417.41              20.74
55.01 to  60.00              30           2,583,117.72              13.91
50.01 to  55.00              26           1,866,078.03              10.05
45.01 to  50.00              17           1,032,313.10               5.56
40.01 to  45.00              16             942,097.61               5.07
35.01 to  40.00              16             899,400.18               4.84
30.01 to  35.00              13             645,310.00               3.48
25.01 to  30.00               7             225,021.47               1.21
20.01 to  25.00              11             370,829.49               2.00
15.01 to  20.00               9             244,567.12               1.32
10.01 to  15.00               5             109,092.55               0.59
 5.01 to  10.00               1              23,206.55               0.13
--------------------------------------------------------------------------
Total............          238         $ 18,563,694.90          100.00%
==========================================================================

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                                Percentage of
                                          Aggregate             Cut-Off Date
                        Number of          Unpaid                 Aggregate
   Loan-To-Value        Mortgage          Principal               Principal
       Ratio              Loans            Balance                 Balance

75.01 to  80.00               5             607,224.63               3.27
70.01 to  75.00              20           2,269,218.81              12.22
65.01 to  70.00              28           2,896,800.23              15.60
60.01 to  65.00              33           3,823,418.41              20.60
55.01 to  60.00              29           2,552,283.38              13.75
50.01 to  55.00              26           1,866,078.03              10.05
45.01 to  50.00              16           1,004,472.85               5.41
40.01 to  45.00              16             942,097.61               5.07
35.01 to  40.00              16             899,400.18               4.84
30.01 to  35.00              14             676,144.34               3.64
25.01 to  30.00               7             225,021.47               1.21
20.01 to  25.00              10             349,058.07               1.88
15.01 to  20.00               8             220,543.20               1.19
10.01 to  15.00               8             180,886.89               0.97
 5.01 to  10.00               2              51,046.80               0.27
--------------------------------------------------------------------------
Total............          238         $ 18,563,694.90          100.00%
==========================================================================


                  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                  THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                       GROSS MORTGAGE INTEREST RATE RANGE         6-Mar-1997
                                                                  Page 1

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
         Gross Mortgage            Number of      Unpaid          Aggregate
         Interest Rate             Mortgage      Principal        Principal
             Range                   Loans        Balance          Balance

 8.50% < Gross Coupon <=  9.00%         16        1,579,641.50       8.51
 9.00% < Gross Coupon <=  9.50%         12        1,433,677.65       7.72
 9.50% < Gross Coupon <= 10.00%         84        7,359,524.10      39.64
10.00% < Gross Coupon <= 10.50%         37        3,007,813.71      16.20
10.50% < Gross Coupon <= 11.00%         36        2,666,664.02      14.36
11.00% < Gross Coupon <= 11.50%         11          705,335.74       3.80
11.50% < Gross Coupon <= 12.00%          9          498,562.86       2.69
12.00% < Gross Coupon <= 12.50%         11          423,124.93       2.28
12.50% < Gross Coupon <= 13.00%          8          504,997.41       2.72
13.00% < Gross Coupon <= 13.50%          3           97,903.51       0.53
13.50% < Gross Coupon <= 14.00%          5          117,032.00       0.63
14.00% < Gross Coupon <= 14.50%          1           24,023.92       0.13
14.50% < Gross Coupon <= 15.00%          2           64,656.25       0.35
15.00% < Gross Coupon <= 15.50%          1           26,475.00       0.14
15.50% < Gross Coupon <= 16.00%          1           25,999.00       0.14
16.50% < Gross Coupon <= 17.00%          1           28,263.30       0.15

----------------------------------------------------------------------------
Total..........                        238     $ 18,563,694.90     100.00%
============================================================================

              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES   6-Mar-1997
                                                                  Page 1

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AZ                         1                  49,022.44         0.26
CA                       116               9,761,576.02        52.58
CO                         7                 546,127.06         2.94
FL                        15                 938,728.74         5.06
GA                         9                 627,638.01         3.38
IL                        14               1,023,059.07         5.51
NJ                         8                 714,705.59         3.85
NY                        24               1,943,895.38        10.47
OH                         7                 430,163.40         2.32
OR                         9                 579,653.19         3.12
PA                        13                 855,507.06         4.61
UT                         7                 435,884.55         2.35
WA                         8                 657,734.39         3.54
--------------------------------------------------------------------------
Total...............     238            $ 18,563,694.90       100.00%
==========================================================================


                  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                  THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                     REMAINING MONTHS TO STATED MATURITY          6-Mar-1997
                                                                  Page 1

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

 96 < Rem Term <= 108          1          24,023.92           0.13%
108 < Rem Term <= 120          6         265,142.80           1.43%
168 < Rem Term <= 180         31       1,999,088.75          10.77%
228 < Rem Term <= 240          6         444,245.10           2.39%
288 < Rem Term <= 300          1          16,827.16           0.09%
324 < Rem Term <= 336          1          29,457.54           0.16%
348 < Rem Term <= 360        192      15,784,909.63          85.03%
-------------------------------------------------------------------
Total............          238    18,563,694.90             100.00%
===================================================================

                          CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

   15,000 < Balance <=    20,000       6           110,114.08       0.59
   20,000 < Balance <=    25,000       8           176,186.69       0.95
   25,000 < Balance <=    30,000      10           271,062.64       1.46
   30,000 < Balance <=    35,000      12           387,958.18       2.09
   35,000 < Balance <=    40,000      11           417,949.48       2.25
   40,000 < Balance <=    45,000      12           511,704.87       2.76
   45,000 < Balance <=    50,000      15           717,868.94       3.87
   50,000 < Balance <=    55,000      12           622,140.23       3.35
   55,000 < Balance <=    60,000       9           523,261.92       2.82
   60,000 < Balance <=    65,000       8           502,152.99       2.71
   65,000 < Balance <=    70,000      12           805,606.14       4.34
   70,000 < Balance <=    75,000      13           950,240.85       5.12
   75,000 < Balance <=    80,000      16         1,237,674.98       6.67
   80,000 < Balance <=    85,000       6           492,932.16       2.66
   85,000 < Balance <=    90,000       6           521,448.75       2.81
   90,000 < Balance <=    95,000      10           930,004.27       5.01
   95,000 < Balance <=   100,000      13         1,274,997.59       6.87
  100,000 < Balance <=   125,000      31         3,425,327.67      18.45
  125,000 < Balance <=   150,000      12         1,610,163.59       8.67
  150,000 < Balance <=   200,000      12         2,024,928.54      10.91
  200,000 < Balance <=   250,000       2           465,725.79       2.51
  250,000 < Balance <=   300,000       1           251,627.55       1.36
  300,000 < Balance <=   350,000       1           332,617.00       1.79
--------------------------------------------------------------------------
Total....................           238       $ 18,563,694.90     100.00%
==========================================================================


                             MORTGAGED PROPERTIES                 6-Mar-1997
                                                                  Page 1

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single Family                    218        17,058,247.55      91.89
PUD                                1            37,191.00       0.20
Condo                              2           241,265.00       1.30
2-4 Family                        17         1,226,991.35       6.61
--------------------------------------------------------------------------
Total...............             238      $ 18,563,694.90     100.00%
==========================================================================

                  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                  THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
Occupancy Status               Loans         Balance          Balance

       1                         230      17,953,668.59        96.71
       2                           8         610,026.31         3.29
--------------------------------------------------------------------------
Total..................          238    $ 18,563,694.90       100.00%
==========================================================================

                           ORIGINAL JUNIOR LIEN RATIOS

                                                                Percentage of
                                          Aggregate             Cut-Off Date
                        Number of          Unpaid                 Aggregate
    Junior Lien         Mortgage          Principal               Principal
       Ratio              Loans            Balance                 Balance

10.01 to  20.00               2              53,839.25               0.29
50.01 to  60.00               1              30,834.34               0.17
60.01 to  70.00               2              45,795.34               0.25
90.01 to 100.00             233          18,433,225.97              99.30
--------------------------------------------------------------------------
Total............           238        $ 18,563,694.90             100.00%
==========================================================================

                  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                  THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------
     -  FAMT71
     -  Cut Off Date of Tape is  2/28/97
     -  ARM
     -    $35,077,095.40
--------------------------------------------------------------------------------
Number of Mortgage Loans:                                     402

Index:                                                   LIBOR-6M

Aggregate Unpaid Principal Balance:                $35,077,095.40
Aggregate Original Principal Balance:              $35,089,766.00
--------------------------------------------------------------------------------
Weighted Average Coupon (Net):                             8.486%
Net Coupon Range:                               6.450% -  12.750%

Weighted Average Coupon (Gross):                           8.986%
Gross Coupon Range:                             6.950% -  13.250%
--------------------------------------------------------------------------------
Weighted Average Margin (Net):                             6.233%
Net Margin Range:                               3.990% -   9.990%

Weighted Average Life Cap (Net):                          15.485%
Net Life Cap Range:                            13.450% -  19.750%

Weighted Average Life Floor (Net):                         8.485%
Net Life Floor Range:                           6.450% -  12.750%

Weighted Average Margin (Gross):                           6.733%
Gross Margin Range:                             4.490% -  10.490%

Weighted Average Life Cap (Gross):                        15.985%
Gross Life Cap Range:                          13.950% -  20.250%

Weighted Average Life Floor (Gross):                       8.985%
Gross Life Floor Range:                         6.950% -  13.250%
--------------------------------------------------------------------------------
Average Unpaid Principal Balance:                      $87,256.46
Average Original Principal Balance:                    $87,287.98

Maximum Unpaid Principal Balance:                     $316,151.00
Minimum Unpaid Principal Balance:                      $18,817.00

Maximum Original Principal Balance:                   $316,151.00
Minimum Original Principal Balance:                    $18,817.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         348.733
Stated Rem Term Range:                         120.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        347.318
Amortized Rem Term Range:                        0.000 -  360.027

Weighted Average Age (First Pay thru Paid Thru):            0.092
Age Range:                                       0.000 -    5.000

Weighted Average Original Term:                           348.826
Original Term Range:                           120.000 -  360.000

Weighted Average Original LTV:                             61.212
Original LTV Range:                            11.450% -  81.030%

Weighted Average Periodic Interest Cap:                    1.005%
Periodic Interest Cap Range:                    1.000% -   1.500%

Weighted Average Months to Interest Roll:                   6.135 *
Months to Interest Roll Range:                           3 -    8

Weighted Average Interest Roll Frequency:                   6.000
Interest Frequency Range:                                6 -    6
--------------------------------------------------------------------------------
* calculated from 3/97 to next rolldate

                  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                  THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                                Percentage of
                                          Aggregate             Cut-Off Date
                        Number of          Unpaid                 Aggregate
   Loan-To-Value        Mortgage          Principal               Principal
       Ratio              Loans            Balance                 Balance

80.01 to  85.00               1              63,147.67               0.18
75.01 to  80.00              28           3,058,062.34               8.72
70.01 to  75.00              59           7,201,200.13              20.53
65.01 to  70.00              49           4,975,030.20              14.18
60.01 to  65.00              58           5,495,385.03              15.67
55.01 to  60.00              44           3,904,933.18              11.13
50.01 to  55.00              34           2,955,224.53               8.42
45.01 to  50.00              34           2,444,657.77               6.97
40.01 to  45.00              31           2,232,957.20               6.37
35.01 to  40.00              21           1,068,482.70               3.05
30.01 to  35.00              13             688,571.49               1.96
25.01 to  30.00              11             423,954.36               1.21
20.01 to  25.00               9             313,896.00               0.89
15.01 to  20.00               6             156,336.00               0.45
10.01 to  15.00               4              95,256.80               0.27
--------------------------------------------------------------------------
Total............           402        $ 35,077,095.40             100.00%
==========================================================================

                      GROSS MORTGAGE INTEREST RATE RANGE          6-Mar-1997
                                                                  Page 1

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
         Gross Mortgage            Number of      Unpaid          Aggregate
         Interest Rate             Mortgage      Principal        Principal
             Range                   Loans        Balance          Balance

 6.50% < Gross Coupon <=  7.00%          1           80,001.00       0.23
 7.00% < Gross Coupon <=  7.50%         31        2,699,626.33       7.70
 7.50% < Gross Coupon <=  8.00%         73        6,379,516.19      18.19
 8.00% < Gross Coupon <=  8.50%         62        5,881,251.25      16.77
 8.50% < Gross Coupon <=  9.00%         82        7,399,854.27      21.10
 9.00% < Gross Coupon <=  9.50%         41        3,901,357.91      11.12
 9.50% < Gross Coupon <= 10.00%         53        4,453,249.60      12.70
10.00% < Gross Coupon <= 10.50%         10          652,760.01       1.86
10.50% < Gross Coupon <= 11.00%         20        1,463,393.18       4.17
11.00% < Gross Coupon <= 11.50%         11          783,610.30       2.23
11.50% < Gross Coupon <= 12.00%          8          604,575.06       1.72
12.00% < Gross Coupon <= 12.50%          3          257,255.56       0.73
12.50% < Gross Coupon <= 13.00%          5          368,012.74       1.05
13.00% < Gross Coupon <= 13.50%          2          152,632.00       0.44

----------------------------------------------------------------------------
Total..........                        402     $ 35,077,095.40     100.00%
============================================================================


                  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                  THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES   6-Mar-1997
                                                                  Page 1

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AZ                        10                 875,753.09         2.50
CA                        68               7,367,580.17        21.00
CO                        19               1,699,609.57         4.85
FL                        25               1,995,320.20         5.69
GA                        10                 864,738.00         2.47
ID                         1                  74,952.18         0.21
IL                        50               4,042,020.26        11.52
NJ                        25               1,711,805.37         4.88
NY                        65               5,563,114.86        15.86
OH                        15               1,029,917.52         2.94
OR                        37               3,543,670.90        10.10
PA                        28               2,265,237.45         6.46
UT                        23               1,946,251.05         5.55
WA                        26               2,097,124.78         5.98
--------------------------------------------------------------------------
Total...............     402            $ 35,077,095.40       100.00%
==========================================================================

                     REMAINING MONTHS TO STATED MATURITY          6-Mar-1997
                                                                  Page 1

                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

108 < Rem Term <= 120          4         142,813.45           0.41%
168 < Rem Term <= 180         30       1,933,847.00           5.51%
228 < Rem Term <= 240          1          80,001.00           0.23%
348 < Rem Term <= 360        367      32,920,433.95          93.85%
-------------------------------------------------------------------
Total............            402      35,077,095.40         100.00%
===================================================================


                  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                  THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                          CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

   15,000 < Balance <=    20,000       3            58,234.37       0.17
   20,000 < Balance <=    25,000       5           112,958.00       0.32
   25,000 < Balance <=    30,000       9           249,874.72       0.71
   30,000 < Balance <=    35,000       6           200,450.93       0.57
   35,000 < Balance <=    40,000      13           499,984.80       1.43
   40,000 < Balance <=    45,000      13           555,310.38       1.58
   45,000 < Balance <=    50,000      16           755,230.60       2.15
   50,000 < Balance <=    55,000      16           842,679.93       2.40
   55,000 < Balance <=    60,000      18         1,034,804.46       2.95
   60,000 < Balance <=    65,000      26         1,627,429.44       4.64
   65,000 < Balance <=    70,000      27         1,827,065.54       5.21
   70,000 < Balance <=    75,000      24         1,766,134.21       5.04
   75,000 < Balance <=    80,000      32         2,491,426.65       7.10
   80,000 < Balance <=    85,000      24         1,974,669.08       5.63
   85,000 < Balance <=    90,000      17         1,491,438.39       4.25
   90,000 < Balance <=    95,000      17         1,564,497.22       4.46
   95,000 < Balance <=   100,000      23         2,247,727.50       6.41
  100,000 < Balance <=   125,000      56         6,179,931.19      17.62
  125,000 < Balance <=   150,000      24         3,245,158.02       9.25
  150,000 < Balance <=   200,000      21         3,473,515.18       9.90
  200,000 < Balance <=   250,000       8         1,717,478.12       4.90
  250,000 < Balance <=   300,000       3           844,945.67       2.41
  300,000 < Balance <=   350,000       1           316,151.00       0.90
--------------------------------------------------------------------------
Total....................            402      $ 35,077,095.40     100.00%
==========================================================================


                  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                  THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                             MORTGAGED PROPERTIES                 6-Mar-1997
                                                                  Page 1

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single Family                    385        33,565,870.44      95.69
PUD                                3           231,479.00       0.66
Condo                              3           251,524.00       0.72
2-4 Family                        11         1,028,221.96       2.93
--------------------------------------------------------------------------
Total...............             402      $ 35,077,095.40     100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occ.                       384    33,605,451.12          95.80
Investor                          18     1,471,644.28           4.20
--------------------------------------------------------------------------
Total..................          402  $ 35,077,095.40         100.00%
==========================================================================


                                 DISTRIBUTION OF
                             MAXIMUM MORTGAGE RATES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
          Gross            Mortgage       Principal          Principal
         Life Cap            Loans         Balance            Balance

13.50 < Life Cap <= 14.00        1          80,001.00           0.23
14.00 < Life Cap <= 14.50       31       2,699,626.33           7.70
14.50 < Life Cap <= 15.00       73       6,379,516.19          18.19
15.00 < Life Cap <= 15.50       62       5,881,251.25          16.77
15.50 < Life Cap <= 16.00       82       7,399,854.27          21.10
16.00 < Life Cap <= 16.50       41       3,901,357.91          11.12
16.50 < Life Cap <= 17.00       53       4,453,249.60          12.70
17.00 < Life Cap <= 17.50       10         652,760.01           1.86
17.50 < Life Cap <= 18.00       20       1,463,393.18           4.17
18.00 < Life Cap <= 18.50       11         783,610.30           2.23
18.50 < Life Cap <= 19.00        9         661,449.29           1.89
19.00 < Life Cap <= 19.50        3         257,255.56           0.73
19.50 < Life Cap <= 20.00        4         311,138.51           0.89
20.00 < Life Cap <= 20.50        2         152,632.00           0.44
--------------------------------------------------------------------------
Total.................         402    $ 35,077,095.40         100.00%
==========================================================================


                  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                  THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                 DISTRIBUTION OF
                                     MARGINS

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
        Gross              Mortgage       Principal          Principal
        Margin               Loans         Balance            Balance

 4.0 < Margin <=  5.0           37       3,271,101.58           9.33
 5.0 < Margin <=  6.0          113      10,032,843.47          28.60
 6.0 < Margin <=  7.0          115       9,986,735.63          28.47
 7.0 < Margin <=  8.0           92       7,921,069.64          22.58
 8.0 < Margin <=  9.0           36       3,090,607.33           8.81
 9.0 < Margin <= 10.0            8         677,506.75           1.93
10.0 < Margin <= 11.0            1          97,231.00           0.28
--------------------------------------------------------------------------
Total.................         402    $ 35,077,095.40         100.00%
==========================================================================


                          LOAN SUMMARY STRATIFIED BY              6-Mar-1997
                                 PERIODIC CAP                     Page 1

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                        Number of          Unpaid            Aggregate
Periodic                Mortgage          Principal          Principal
  Cap                     Loans            Balance            Balance

  1.000                     398         34,716,595.40          98.97
  1.500                       4            360,500.00           1.03
--------------------------------------------------------------------------
Total.................      402       $ 35,077,095.40         100.00%
==========================================================================


                  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                  THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.